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                                                                    Exhibit 10.1

                             WESTOWER HOLDINGS LTD.
                          WESTOWER COMMUNICATIONS LTD.

                                CREDIT AGREEMENT

                                 Amendment No. 1

      This Agreement, dated as of August 21, 1998 (this "Agreement"), is among Westower Corporation, a Washington corporation, its subsidiaries set forth on the signature pages hereof, including Westower Holdings Ltd., a Wyoming corporation (the "U.S. Borrower"), and Westower Communications Ltd., a British Columbia, Canada corporation (the "Canadian Borrower") (together with the U.S. Borrower, the "Borrowers") and BankBoston, N.A., as Agent for itself and the other Lenders under the Credit Agreement (as defined below). The parties agree as follows:

      1. Credit Agreement; Definitions. This Agreement amends the Credit Agreement dated as of June 9, 1998 among the parties hereto and the Lenders (as in effect prior to giving effect to this Agreement, the "Credit Agreement"). Terms defined in the Credit Agreement as amended hereby (the "Amended Credit Agreement") and not otherwise defined herein are used with the meaning so defined.

      2. Amendment of Credit Agreement. Effective upon the date hereof, the Credit Agreement is amended as follows:

            2.1. Amendment of Section 1.158. The definition of "Tower Company" in Section 1.158 of the Credit Agreement is amended to read in its entirety as follows:

                  "1.158. 'Tower Company' means a corporation or any other
            entity engaged primarily in the same types of business as the Company and its Subsidiaries described in Section 6.2.1 of the Credit Agreement."

            2.2. Amendment of Section 6.4.4. Section 6.4.4 of the Credit Agreement is amended by replacing the words "15 Banking Days'" with the words "10 Banking Days'".

      3. Consent. Pursuant to Section 6.9.5(d) of the Credit Agreement, the Lenders consent to the acquisition by the Company of (a) Standby Services, Inc. pursuant to the Share Exchange Agreement, dated on or about August 31, 1998, (b) CNG Communications, Inc. ("CNG"), pursuant to the Stock Purchase Agreement, dated on or about August 31, 1998 and (c) American Television Relay, a business unit of MCI Communications Corporation ("MCI"), pursuant to the
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Asset Purchase Agreement, dated on or about August 31, 1998, between CNG and MCI
(the "Proposed Acquisitions").

      4. Waiver. The Lenders hereby waive the requirement that the Company deliver (a) the Tower Acquisition Report, as provided in Section 6.4.4 of the Credit Agreement, 15 Business Days prior to the Proposed Acquisitions and (b) certain computations, as provided in Section 6.9.5(a) of the Credit Agreement, 10 Banking Days prior to the Proposed Acquisitions; provided, that the Company shall have delivered such report and computations to the Lenders prior to the effectiveness of this Agreement.

      5. Representation and Warranty. In order to induce the Agent to enter into this Agreement, each of the Borrowers and the Guarantors jointly and severally represents and warrants that, after giving effect to this Agreement, no Default exists.

      6. General. The Amended Credit Agreement and all of the Credit Documents are each confirmed as being in full force and effect. This Agreement, the Amended Credit Agreement and the other Credit Documents referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral. Each of this Agreement and the Amended Credit Agreement is a Credit Document and may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns, including as such successors and assigns all holders of any Credit Obligation. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of law rules) of The Commonwealth of Massachusetts.

               [The rest of this page is left intentionally blank]
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      Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first written above.


                                    WESTOWER CORPORATION


                                    By /s/ Peter Lucas
                                       -----------------------------------
                                       Title: Chief Financial officer

                                    WESTOWER HOLDINGS LTD.
                                    WESTOWER COMMUNICATIONS LTD.
                                    MJA COMMUNICATIONS CORP.
                                    NATIONAL TOWER SERVICE LTD.
                                    RALPH'S RADIO INC.
                                    WESTERN TELECOM CONSTRUCTION LTD
                                    WESTOWER COMMUNICATIONS INC.
                                    WESTOWER LEASING CANADA INC.
                                    WTC HOLDINGS INC.
                                    WTC LEASING LTD. PARTNERSHIP
                                         By 582570 ALBERTA LTD., its general
                                    partner 3479021 CANADA INC.



                                    By  /s/ Peter Lucas
                                        -----------------------------------
                                        As an authorized officer of each of the
                                        foregoing corporations


                                    BANKBOSTON, N.A.,
                                       as Agent under the Credit Agreement


                                    By  /s/ Lenny Mason
                                        -----------------------------------
                                        Title: Vice President
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                                    The foregoing amendment is approved by the
                                    Lenders signing below:

                                    PARIBAS


                                    By /s/ Salo Aizendero
                                       -----------------------------------
                                       Title: Vice President

                                    By /s/ William B Schink
                                       -----------------------------------
                                       Title: Director


                                    PARIBAS BANK OF CANADA

                                    By /s/ James Goodall
                                       -----------------------------------
                                       Title: Managing Director

                                    By /s/ William R. Jeffrey
                                       -----------------------------------
                                       Title: Director


                                    FLEET NATIONAL BANK

                                    By Tanya M. Crossley
                                       -----------------------------------
                                       Title: Vice President


                                    U.S. BANK NATIONAL ASSOCIATION

                                    By Thomas G. Gunder
                                       -----------------------------------
                                       Title: Vice President


                                    UNION BANK OF CALIFORNIA, N.A.

                                    By Michael K. McShane
                                       -----------------------------------
                                    Title: Senior Vice President